UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-6027

KAVILCO INCORPORATED

(Exact name of registrant as specified in charter)

600 University Street, Suite 3010
Seattle, Washington 98101-1129

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (206) 624-6166

Date of fiscal year end: December 31, 2007

Date of reporting period: December 31, 2007

ITEM 1.	REPORTS TO SHAREHOLDERS.

Location:	Best Western Landing Sunny Point Conference Center
3434 Tongass Avenue, Ketchikan, Alaska
Date:	November 8, 2008
Time:	1:00 p. m.

PRESIDENT'S REPORT

Dear Shareholders,

On December 18, 1971, the Federal law that created the Alaska Native Claims Settlement Act (ANCSA) was passed. After several years of planning and organization, Kavilco was incorporated under state law on November 11, 1973. This year we are celebrating our 35th anniversary as a Native corporation.

Much has transpired over the years, but the single event that stands out would be the shareholders vote to make land and dividends the top priority of the Corporation. Since 1980, shareholders have received dividend payments, and an acre and a half of land was deeded to each of our 120 original shareholders in 1985. The Board of Directors has continued to focus on earnings to maintain consistent dividend levels.

Kavilco Incorporated has no debt since we are not invested in an operating company. Several of the Southeast corporations are heavily invested in the tourist industry, and in some cases, have incurred a large debt. Other Native corporations have become involved with government contracting, known as the "8(a) program." At one time, this type of contracting generated a lot of interest. However, my observation is that 8(a) contracting does not create much income for shareholder dividends. In fact, one of the corporations recently had a change in Directors and withdrew from government contracting because of the expense, a big part of which was due to not fully understanding the program. With the current decline in the economy there is a movement among other Southeast corporations to find a common ground and join together to stimulate the economy in their areas.

We will keep an open mind towards other Native corporations’ strategies and efforts to combine our interests, and continue to show strong growth and profits. Kavilco is the only Native corporation registered as an investment company with the Securities and Exchange Commission (SEC). This may place limitations on our participation.

In my view, with the timber market waning for most of the corporations, including Sealaska Corporation, perhaps the mining industry will be the next industry to suffer losses. Conversations with timber lenders have informed me that during the past year, the cost of fuel has doubled which could spell trouble for the mining industry as well.

As an investment, Kavilco has a small amount of second-growth timber left in the Skowl Arm area. This stand of timber is nearly 100 years old. We are in negotiations with a company that is interested in purchasing our timber. They will contact us if and when the market is right for a purchase.

Kavilco is still leasing our bunkhouse, doublewide trailer and shop building to Full Metal Minerals LTD of Vancouver, B.C. as they continue to search for mining opportunities. The National Park Service grant we received in June 2008 will allow us to contract with MRV Architects and engineering firms to give us a more accurate estimate on the cost of restoring Chief Son-I-Hat’s Whale House. Once the architectural and engineering survey is complete we will apply for additional grants, funding and appropriations through our partnership with the Organized Village of Kasaan (OVK) and their experienced grant writer.

Your Board of Directors will continue to look into opportunities to enhance income. Our goal remains the same: to maximize dividends to you, the shareholder. As in the past, I would like to thank you for your support of management and the Board of Directors.

Sincerely,

/s/ Louis A. Thompson

Louis A. Thompson
President/CEO

CHIEF FINANCIAL OFFICER'S REPORT

Dear Shareholders,

The major increase in oil prices could hardly have come at a worse time for our economy given the ongoing slide in house prices, a weakening labor market and fragile credit environment. Consumers were already under enormous pressure to retrench, and many industries, especially the auto industry are facing a growing squeeze on profit margins. To all intents and purposes, the economy is in recession, and the longer that oil prices stay high, the deeper the downturn will be.

The global picture is not much better. Higher oil prices are a global problem and few countries are immune to the effects. Leading economic indicators have weakened in most regions, including the emerging world, suggesting that global activity is facing a period of slower growth.

Given the foregoing economic conditions in the U.S., the Federal Reserve Board has been aggressively reducing short-term interest rates. Their goal is to get the economy on even footing. Unfortunately for us, the Fed’s actions reduced the 5.20% interest rate we earned on our money market funds to 2.55%. Concurrent with the economic malaise, interest rates on corporate bonds have reached a six-year high. At the beginning of the year, the Board decided to invest in corporate bonds in an attempt to reduce the impact on lower money market rates. So far this year, we have taken advantage of these yields with $17.4 million in purchases with an average yield of 5.84%. All purchases are in the BBB range which affords higher yields than top rated bonds. Of course, there are more financial risks within the BBB ratings. Investing in corporate bonds is a long, drawn out process because we are dependent on brokers’ inventory, lengthy research, and favorable fixed income markets.

On the subject of financial risk, in 1999 we purchased $1 million of Bear Stearns bonds that mature in December 2009. In three days, Bear Stearns went from a company that had over $17 billion in cash to near bankruptcy. The primary reason for the catastrophic fall was the fear that $10 trillion in derivatives and subprime mortgages (Collateralized Debt Obligations or CDO) would not be honored. Fortunately for us, they were saved from going under by the Fed and JP Morgan Chase & Co. The unraveling of Bear Stearns took place during our March Board Meeting. The Board decided to hold our bond position, which is yielding 7.625%. Selling the bond at this early stage of restructuring would have resulted in a nasty capital loss.

Another fallen angel in our bond portfolio is our Merrill Lynch & Co., 6.375% due October 15, 2008. Once again, CDOs strike another financial institution. Merrill, the third largest U.S. securities firm, wrote down or lost $52 billion mainly on mortgage-backed CDOs since the third quarter of last year. This company is in financial straits and could be moving toward bankruptcy if corrective financial measures don’t take hold.

Two points should be gleaned from the foregoing. Although interest yields on financial sector bonds are very enticing, the high level of risk is not worth our time or money. Secondly, we have had many opportunities to invest in mortgage-backed securities and CDOs but avoided them because of questionable valuations by Wall Street firms hawking this garbage. As an aside, it is estimated that the global investment community will sustain financial losses in excess of $1 trillion.

In the first half of the year the equity market had a $2.3 trillion loss. Lowry’s analysis of Buying Power and Selling Pressure, our primary equity research service, has the widest spread in their 75-year history. Demand is weak or selective which does not indicate a market bottom while Selling Pressure continues its parabolic rise. Not only is Lowry’s market analysis of the New York Stock Exchange flashing a bear market, but the world equity indices are suffering major losses. With economic growth mediocre at best, the risks associated with the equity market are tilted decisively to the downside. Accordingly, we are going to wait on the sidelines until we see an upward trend in the stock market

A Registered Investment Company is subject to periodic examinations by the Securities and Exchange Commission (SEC) which prevents gross accounting inequities that are driven by greed and outright thievery. They work for you, the shareholder, and in some respects, the Board of Directors. In December 2007, the SEC examined Kavilco’s books and records from 2005 through September 2007. This was our third examination and I am pleased to say that there were only minor infractions which were very easy to remedy.

There has never been a time since the Great Depression that there have been so many economic pitfalls and unknowns. We have survived 35 years of economic gyrations and I am very confident that the Board of Directors will, once again, provide the proper guidance to keep Kavilco out of the economic disasters that are plaguing other financial institutions and Native corporations. I sincerely want to thank them for their guidance in the most volatile and demanding business in our economy.

Sincerely,

/s/ Scott Burns

Scott Burns
CFO

DIVIDEND DISTRIBUTIONS

1980 Initial Distribution	$3,000,000
1981 Debenture	1,200,000
1981 Alaska Native Fund	283,282
1982 Debenture	1,200,000
1983 Alaska Native Fund	69,940
1983 Debenture	1,200,000
1984 Debenture	1,200,000
1984 Dividend	120,000
1985 Debenture	1,200,000
1986 Dividend	120,000
1986 Debenture	1,200,000
1987 Debenture	1,200,000
1987 Property Dividend	236,066
1987 Dividend	120,000
1988 Debenture	1,200,000
1989 Debenture	1,200,000
1989 Dividend	240,000
1990 Debenture	1,200,000
1990 Dividend	600,000
1991 Dividends	1,080,000
1992 Dividends	960,000
1993 Dividends	1,214,400
1994 Dividends	1,248,300
1995 Dividends	1,728,000
1996 Dividends	1,927,680
1997 Dividends	1,992,000
1998 Dividends	1,956,003
1999 Dividends	2,027,167
2000 Dividends	1,811,000
2001 Dividends	1,932,000
2002 Dividends	1,764,000
2003 Dividends	1,650,000
2004 Dividends	1,215,000
2005 Dividends	1,009,200
2006 Dividends	1,065,000
2007 Dividends	1,188,001

TOTAL DISTRIBUTIONS	$42,557,039

Total per share (12,000 shares)	$3,546

INDEPENDENT AUDITOR'S REPORT

[MOSS ADAMS LETTERHEAD]

To the Shareholders and Board of Directors
Kavilco Incorporated (An Investment Company)

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Kavilco Incorporated (the Company) as of December 31, 2007, and the related statement of operations for the year then ended, and statement of changes in net assets, and the financial highlights for the years ended December 31, 2007 and 2006. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years ended December 31, 2005, 2004 and 2003 were audited by other auditors, whose report dated February 22, 2006 expressed an unqualified opinion on those statements.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kavilco Incorporated as of December 31, 2007, the results of its operations for the year then ended, and changes in its net assets and financial highlights for the years ended December 31, 2007 and 2006, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 3, the financial statements include real estate valued at $3,588,815, whose value has been determined by management in the absence of a readily ascertainable fair value. We have reviewed the procedures established by management and used by management in arriving at the fair value of the real estate and have inspected the underlying documentation, and, in the circumstances, we believe the procedures are reasonable and the documentation appropriate.

/s/ Moss Adams LLP

Moss Adams LLP

Seattle, Washington
February 22, 2008

Kavilco Incorporated
(An Investment Company)

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2007

ASSETS
Investments in securities, at market value (identified cost $33,465,988)	$33,851,160
Real estate at fair value (identified cost $1,054,089) (Note 3)	3,588,815
Cash	178,241
Interest receivable	205,432
Dividends receivable	77,681
Premises and equipment, net	11,809
Prepaid expenses and other assets	15,474

Total assets	37,928,612

LIABILITIES
Accounts payable and accrued expenses	30,452
Dividends payable	82,274

Total liabilities	112,726

NET ASSETS	$37,815,886

Net assets consist of:
Distributable earnings (Note 9)	$3,108,084
Contributed capital	34,707,802

Net assets	$37,815,886

Net asset value per share of Class A and Class B common stock ($37,815,886 divided by 12,000 shares outstanding) (Note 8)	$3,151

See accompanying notes.

Kavilco Incorporated

(An Investment Company)

Financial Statements

SCHEDULE OF INVESTMENTS

December 31, 2007

	Principal amount or shares	Market Value
INVESTMENTS IN SECURITIES - 89.5%
U.S. Government Securities - 14.5%
United States Treasury Bond, 7.250% due May 15, 2016	2,000,000	$2,459,375
Federal Home Loan Mortgage Corp., 6.625% due June 27, 2022	2,000,000	2,022,346
Federal National Mortgage Association, 5.000% due July 7, 2010	1,000,000	1,000,625

Total U.S. government securities (cost $5,416,301)		5,482,346

U.S. Corporate Obligations - 19.2%
Beverage (soft drink) - 2.1%
Coca Cola Enterprises, 8.500% due February 1, 2012	700,00	796,176
Diversified financial services - 2.7%
General Electric Cap Corp., 8.500% due July 24, 2008	1,000,000	1,019,312
Electric utility - 0.5%
Potomic Electric Power Co., 6.500% due March 15, 2008	190,000	190,401

Entertainment - 0.8%

Walt Disney Company, 5.800%, due October 27, 2008	290,000	292,914
Food processing - 0.6%
Heinz Corp., 6.000% due March 15, 2008	229,000	229,414
Oil-field services - 1.4%

Smith International Inc., 6.750% due February 15, 2011	500,000	536,624

Retail store - 3.1%
Wal-Mart Stores, 6.875% due August 10, 2009	1,000,000	1,045,117

Dayton Hudson, 8.600% due January 15, 2012	100,000	112,455
Securities brokerage - 5.4%

Merrill Lynch & Co., 6.375% due October 15, 2008	1,000,000	1,008,925

Bear Stearns Co., Inc., 7.625% due December 7, 2009	1,000,000	1,027,975

Telecommunication services - 2.6%
Pacific Bell, 6.125% due February 15, 2008	1,000,000	1,000,833

Total U.S. corporate obligations (cost $7,072,231)		7,260,146

U.S. Common Stock - 0.8%
Agricultural chemicals - 0.1%
The Mosaic Company	500	47,175

Exchange traded funds - 0.4%

CurrencyShares British Pound	250	49,905
iShares MSCI Brazil	350	28,245
StreetTracks Gold Trust	760	62,670

Technology - 0.3%
Microsoft Corp.	3,640	129,584

Total U.S. common stock (cost $186,367)		317,579

U.S. Short-Term Investments - 55.0%
Federated Prime Obligation Fund
Total U.S. short-term investments (cost $20,791,089)	20,791,089	20,791,089

Total investments in securities (identified cost $33,465,988)		$33,851,160

See accompanying notes.

Kavilco Incorporated
(An Investment Company)

Financial Statements

STATEMENT OF OPERATIONS

Year Ended December 31, 2007

INVESTMENT INCOME
Interest	$1,175,537
Dividends	636,931

Total investment income	1,812,468

EXPENSES
Salaries and benefits	341,774
Directors' compensation and expenses	255,722
Legal and accounting	41,074
Custodian	21,421
Insurance expense	67,193
Office and equipment leases	57,281
General and administrative	86,636

Total expenses	871,101

Net investment income	941,367

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	186,436
Net increase in unrealized appreciation on investments	171,326

Total realized and unrealized gain on investments	357,762

NET OPERATING INCOME	1,299,129
OTHER INCOME	134,777

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,433,906

See accompanying notes.

Kavilco Incorporated
(An Investment Company)

Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2007 and 2006

	2007	2006
INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income	$941,367	$927,548
Net realized gain on investments	186,436	143,752
Net increase (decrease) in unrealized appreciation on investments	171,326	(188,336)
Other income	134,777	73,004

Net increase in net assets resulting from operations	1,433,906	955,968

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS (Note 9)	(1,188,001)	(1,065,000)

Total increase (decrease) in net assets	245,905	(109,032)
NET ASSETS
Beginning of year	37,569,981	37,679,013

End of year	$37,815,886	$37,569,981

See accompanying notes.

Kavilco Incorporated
(An Investment Company)

Financial Statements

FINANCIAL HIGHLIGHTS

Years Ended December 31, 2003 to 2007

Per share operating performance (for a share of Class A and Class B capital stock outstanding throughout the period):

	2007	2006	2005	2004	2003

Net asset value, beginning of year	$3,130.83	$3,139.92	$3,200.23	$3,297.77	$3,310.27

Income from investment operations
Net investment income	78.45	77.30	63.86	64.77	103.48
Net realized and unrealized gain (loss) on investment transactions	29.81	(3.72)	(44.99)	(65.11)	18.68
Net other income	11.23	6.08	4.92	4.06	2.84

Total from investment operations	119.49	79.66	23.79	3.72	125.00

Less dividends and distributions	(99.00)	(88.75)	(84.10)	(101.26)	(137.50)

Net asset value, end of year	$3,151.32	$3,130.83	$3,139.92	$3,200.23	$3,297.77

Total return	3.79%	2.54%	0.74%	0.11%	3.78%
Supplemental data
Net assets, end of year (in thousands)	$37,816	$37,570	$37,679	$38,403	$39,573
Ratio to average net assets
Expenses	2.30%	2.12%	1.98%	1.97%	1.92%
Net investment income	2.49%	2.46%	2.01%	1.98%	3.08%
Portfolio turnover rate	45.74%	41.82%	131.30%	6.20%	56.70%

See accompanying notes.

Kavilco Incorporated
(An Investment Company)

Financial Statements

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2007

Note 1 - ORGANIZATION
Kavilco Incorporated (the Company) is a village corporation within the Sealaska region organized on November 13, 1973, pursuant to the Alaska Native Claims Settlement Act (“ANCSA”) of 1971. Under ANCSA the Native claims to land in Alaska were settled in exchange for part of the state’s land and compensation. Settlement benefits were given to Natives of Alaska villages in the form of ownership shares in village corporations that were organized pursuant to ANCSA. Kavilco Incorporated was organized for the purpose of securing and administering the land and benefits for the Natives of the Kasaan village in Alaska. Contributed capital includes receipts from the U.S. government and the state of Alaska under provisions of ANCSA.

On November 1, 1989, the Company began to operate as a self-managed, closed-end management investment company, as defined by the Investment Company Act of 1940 (the “Act”). The Company is subject to various restrictions imposed by the Act and the Internal Revenue Code, including restrictions on borrowing, dividend and distribution policies, operations and reporting requirements. The Company’s investment decisions, which focus primarily on fixed income investments, are made by management under the direction of the board of directors.

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America for investment companies. The following is a summary of the significant accounting policies consistently followed by the Company in the preparation of these financial statements.

Security Valuation - Investments in securities consist primarily of U.S. government securities, corporate obligations and common stock. Investments in securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price.

Investment Transactions and Income - Investment transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are computed using the specific identification method. Interest income is recorded on an accrual basis as adjusted for the amortization of discounts and premiums using the effective interest method. Premiums and discounts, including original issue discounts, are amortized for both tax and financial reporting purposes. Dividend income is recorded as of the ex-dividend date. Unrealized gains and losses are included in the statement of operations.

Real Estate - Real estate is carried at fair value as determined in good faith by management of the Company and approved by the board of directors. Real estate represents entitlement to the surface estate of real property, for which no readily available market quotation exists. Based on the inherent uncertainty of valuation, however, the estimated value may differ significantly from the value that would have been used had a ready market for the real property existed, and the difference could be material (Note 3).

Federal Income Taxes - The Company’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its net investment taxable income to its shareholders. Therefore, no federal income tax provision is required for the Company.

Dividends and Distributions to Shareholders - Dividends and distributions to shareholders are recorded on their payable date. Dividends are generally declared and paid twice a year. Capital gain distributions are generally declared and paid annually. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States of America.

Management Fees - The investment management of the Company’s portfolio is performed by an employee of the Company. In lieu of a management fee, payment for this service is part of the employee’s annual compensation.

Directors’ Compensation and Expenses - The board of directors of the Company receive compensation for each board meeting attended during the year in addition to a per diem allowance. Directors are also reimbursed for such expenses as accommodation, airfare, and car rental related to board meetings. In addition to meeting related expenses, the Company pays for the medical insurance of certain directors.

Use of Estimates - The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Recent Accounting Pronouncements - In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements (SFAS 157). SFAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurement. SFAS 157 applies under other accounting pronouncements that require or permit fair value measurements and does not require any new fair value measurements. SFAS 157 will be effective for the Company’s fiscal year beginning January 1, 2008. The Company is currently assessing the impact that SFAS 157 will have on its financial statements for the year ending December 31, 2008.

Note 3 - REAL ESTATE
At December 31, 2007, the Company owns fee title to the surface estate of 22,946 acres of real estate valued by the Company at $3,588,815. In 1979, the Company received entitlement under Section 12(a) of ANCSA to the surface estate of real property totaling 23,055 acres. And in 1987, 194 acres of this property was distributed to the shareholders. The Company received an additional 89.24 acres during 2002 in the process of closing out a timber sale contract.

As of December 31, 2007, there is no commercial viable timber on the real estate and the Company has no outstanding timber agreements. The last harvest and sale of timber from this land was in 2001.

Fair value of real estate is determined by management based on a Certified Forester’s opinion as to the current value and status of the land, along with other factors. Other relevant factors include the lack of commercially viable timber due to previous harvest, amount of capital expenditures required for the future growth of timber, location of the property, recent sales of similar real property in the region and market demand and supply for this type of real property during the valuation process.

Management estimated the fair value of this real estate at $3,588,815 on the basis of good faith consideration of both the aforementioned pertinent factors and the analysis performed by the Forester. The board of directors approved this fair value estimate of the real estate.

Note 4 - TRADING RISK
In the normal course of business, the Company enters into financial transactions involving instruments where there is risk of potential loss due to changes in the market (market risk), or failure of the other party to the transaction to perform (credit risk).

Market risk is the potential change in value caused by fluctuations in market prices of an underlying financial instrument. Subsequent market fluctuations may require selling investments at prices that differ from the values reflected on the statement of assets and liabilities. Market risk is directly impacted by the volatility and liquidity in the markets in which financial instruments are traded. The Company’s exposure to market risk may be increased in that a significant portion of its assets may be invested in a relatively small number of investment positions at any one time. Accordingly, appreciation or depreciation in value of investment positions may have a more significant effect on the value of the Company’s portfolio than would be the case in a more diversified or hedged portfolio.

Credit risk is the possibility that a loss may occur due to the failure of a counterparty to perform according to the terms of a contract. The Company’s exposure to credit risk associated with counterparty nonperformance includes cash deposits that may exceed applicable insurance limits. The Company seeks to control such credit risk by maintaining deposits with only high quality financial institutions and trading exchange traded financial instruments, which generally do not give rise to significant counterparty exposure due to the requirements of the individual exchanges.

Note 5 - INVESTMENT TRANSACTIONS
Purchases of investment securities (consisting of U.S. government securities, corporate obligations and common stock) aggregated $15,586,427 for the year ended December 31, 2007, and sales and maturities of investment securities (consisting of U.S. government securities, corporate obligations and common stock) aggregated $21,211,946 for the year ended December 31, 2007.

The U.S. federal income tax basis of the Company’s investments is the same as for financial reporting purposes. The gross unrealized appreciation and gross unrealized depreciation for U.S. federal income tax purposes is $385,479 and $307, respectively.

Note 6 - PREMISES AND EQUIPMENT
Buildings and equipment are recorded at cost less accumulated depreciation. Depreciation is computed on the straight-line method over the estimated useful lives of the related assets, which range from 5 to 15 years. Depreciation expense was $4,037 for the year ended December 31, 2007.

Building	$154,369
Furniture, fixtures, and equipment	80,869

235,238
Less accumulated depreciation	223,429

$11,809

Note 7 - LEASE OBLIGATION
The Company leases office space under a non-cancelable operating lease agreement, which terminates September 30, 2008. Rent expense for the year ended December 31, 2007 was $34,212, which is included in the office and equipment leases expense on the statement of operations.

Future minimum lease commitment under this non-cancelable operating lease is approximately $22,200.

Note 8 - NET ASSETS
Upon organization of the Company, 100 shares of common stock (Class A) were issued to each qualified shareholder enrolled in the Company pursuant to ANCSA. The Company utilized a roll comprising 120 Alaska Natives eligible to receive stock certificates as certified by the U.S. Secretary of the Interior. Under the provisions of ANCSA, stock dividends paid or other stock grants are restricted, and the stock may not be sold, pledged, assigned, or otherwise alienated, except in certain circumstances by court decree or death, unless approved by a majority of the shareholders. The stock carries voting rights only if the holder hereof is an eligible Alaska Native. Nonvoting common stock (Class B) is issued to non-Native persons who inherit stock.

The Company’s capital structure is as follows:

Common stock
Class A, no par value - Authorized, 1,000,000 shares; issued and outstanding, 11,576.83 shares
Class B, no par value - Authorized, 500,000 shares; issued and outstanding, 423.17 shares

Note 9 - DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
On March 9, 2007, a distribution of $19 per share was declared. The dividend was paid on March 23, 2007 to shareholders of record on March 12, 2007. On November 2, 2007, a distribution of $80 per share was declared. This dividend was paid on November 19, 2007 to shareholders of record on November 5, 2007.

The tax character of distributions paid during 2007 and 2006 was as follows:

	2007	2006
Distributions paid from:
Ordinary income	$(1,183,081)	$(1,065,000)
Long-term capital gain	(4,920)	-

	$(1,188,001)	$(1,065,000)

As of December 31, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$188,188
Net unrealized appreciation on:
Investments	385,170
Real estate	2,534,726

$3,108,084

Note 10 - SCHEDULE OF INVESTMENTS
Investments are categorized by type, country and industry. The industry category represents management’s belief as to the most meaningful presentation of the classification of the principal business of the investees. The percentage of net assets is computed by dividing the market value of each category by net assets.

Note 11 - PENSION PLAN
Employees of the Company are covered by a defined contribution pension plan. The Company contributes 20% of each participant’s compensation to the plan. The Company’s contributions during the year ended December 31, 2007 totaled $52,375.

ITEM 2.	CODE OF ETHICS.

Kavilco adopted a code of ethics on January 29, 1990. The code of ethics was amended on May 9, 2008 and is available on the registrant's website at: www.kavilco.com.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Kavilco Incorporated is subject to the Alaska Native Claims Settlement Act (Act). Pursuant to the Act, Kavilco’s stock and dividends may not be sold, pledged, subjected to a lien or judgment execution, assigned in present or future, or otherwise alienated, except pursuant to court decree of separation or child support. However, the stock can be gifted to a relative provided the recipient is a descendant of an Alaska Native.

The Chief Financial Officer has no control over the financial records of the corporation. The Corporate Secretary maintains the accounting records. Monthly, an independent accountant performs various reconciliations and adjusting journal entries on the corporate books and records.

Kavilco does not have an audit committee. The CFO reviews the entire audited financial statements and various CPA correspondence with the board of directors. Two board members have degrees in business. However, pursuant to SEC regulations their experience would not qualify them as financial experts. The only contentious financial issue that Kavilco has had to deal with since becoming an Investment Company involves the evaluation of our land holdings in Alaska. After a two-year battle with our previous auditors, PricewaterhouseCoopers, and pressure by the Security Exchange Commission, the board relented and increased the value of our land holdings. The CFO opposed this action because it served no practical purpose.

The primary purpose of a financial expert serving on the board of directors is to prevent the gross accounting inequities that were driven by greed and outright thievery at such firms as Qwest Communications, Enron and Tyco. There is no incentive on behalf of management to commit fraud since Kavilco’s stock cannot be publicly traded and we do not have compensation incentives. More importantly, the board of directors is not a rubber stamp for management. Many of the shareholders are related to the directors, which acts as an additional incentive to have a high degree of business probity.

Kavilco has never been involved in financial deceit. This superior track record can only be attributable to the excellent oversight of an active and knowledgeable board of directors. Accordingly, Kavilco does not have an audit committee or a financial expert as defined by the SEC.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

During the fiscal years ended December 31, 2007 and 2006, Anderson ZurMuehlen & Co., P.C. performed the following professional services.

	2007	2006
Audit fees	$0	$17,000
Audit related fees	$0	$0
Tax fees	$0	$3,100

During the period covering the fiscal years ended December 31, 2007 and 2006, Moss Adams LLP performed the following professional services.

	2007	2006
Audit fees	$33,216.00	$9,788.60
Audit related fees	$0	$0
Tax fees	$5,300.00	$0

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Kavilco is a privately held registered investment company, and accordingly is not subject to the Securities Act of 1933.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders filed under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The board of directors adopted the following resolution during the November 2003 board meeting.

Kavilco Incorporated Resolution 11-14-03b: Proxy Voting Policies

The Securities and Exchange Commission believes the recent corporate scandals have created renewed investor interest in corporate governance issues. In response, the SEC has new rules designed to increase transparency of proxy voting by mutual funds.
          RESOLVED, on voting common stock, the Chief Financial Officer is hereby directed to vote the management slate of directors and management’s recommendations on corporate proposals that appear on the proxy.
          RESOLVED, where there is a material conflict of interest where the Chief Financial Officer has a business, personal, or family relationship with a public company, voting will be deferred until the next scheduled board of directors meeting at which time the issue will be discussed.
          RESOLVED, pursuant to rule 30b1-4 under the Investment Company Act, Kavilco will file form N-PX with the SEC detailing a complete voting record. This filing will be made for a 12-month period commencing on June 30, 2004. In addition, this information will be available on Kavilco’s web site as soon as reasonably practicable, after filing the report with the SEC, which means the same day, absent unforeseen circumstances.

Date: November 14, 2003

/s/ Louis A. Thompson
Louis A. Thompson, President

/s/ John Campbell
John Campbell, Secretary

(Corporate Seal)

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

This disclosure requirement is not applicable to registrant .

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

The Alaska Native Claims Settlement Act (ANCSA), which is our primary regulating authority, places numerous restrictions on the Company's stock. Kavilco's stock was given to its shareholders. It can only be transferred by court decree or gifting to a blood relative and cannot be sold or used as collateral. There is no provision in the ANCSA regulations for repurchase of shares.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No matters were voted on by shareholders during the period covered by this report.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s President/Chief Executive Officer and Chief Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
12 (a) (1)	Certification of President/Chief Executive Officer

12 (a) (2)	Certification of Chief Financial Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Kavilco Incorporated

By:	/s/ Louis A. Thompson
Louis A. Thompson
President/Chief Executive Officer

Date: October 7, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Scott Burns
Scott Burns
Chief Financial Officer

Date: October 7, 2008